Related-party Transactions	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
Note 21.	Related-party Transactions

(a)	Name and relationship

Name of related parties	Relationship

Viewsil Technology Limited (VST)	The subsidiary of an equity method investee

(b)	Significant transactions with related parties

(i)	Purchases and accounts payable

Purchases of raw materials and components from VST were $576 thousand for the year ended December 31, 2016 and the purchases had not been paid as of December 31, 2016. The purchase prices and payment terms to related parties were incomparable to that from third parties due to no similar transaction.

(ii)	Others

The Company made an interest-free loan of $7,150 thousand to VST for their short-term funding needs. The loan is repayable on demand and the Company expects it will be repaid in full during 2017. The Company may consider providing further future loans to VST.